Exhibit 10.37.b

The undersigned agree this 31st day of December, 2008 that to the extent the undersigned agree to extend or renew the employment agreement between us dated August 4, 2006 beyond December 31, 2008, such agreement shall be amended effective January 1, 2009 in the same manner (to the extent applicable) that changes are reflected in redlining and strike-out on the form of amended and restated employment agreement (with Stephen Plavin) that is attached hereto as Exhibit A. In the first quarter of 2009, we shall decide whether to extend or renew the employment agreement and if so extended or renewed we shall execute an amended and restated employment agreement in order to clarify all of the forgoing changes being made by this letter agreement.

CT INVESTMENT MANAGEMENT CO., LLC

By:	/s/ John R. Klopp
Name:	John R. Klopp
Title:	Chief Executive Officer

CAPITAL TRUST INC.

By:	/s/ John R. Klopp
Name:	John R. Klopp
Title:	Chief Executive Officer

/s/ Thomas Ruffing
Thomas Ruffing

410 Park Avenue • 14th Floor New York, New York 10022 • 212.655.0220 • Fax 212.655.0044 • NYSE Symbol: CT